EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter J. Anderson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Amendment No. 2 to the Annual Report of Prestige Brands Holdings, Inc. on Form 10-K/A for the year ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that information contained in such Annual Report fairly presents in all material respects the financial condition and results of operations of Prestige Brands Holdings, Inc.

/s/ PETER J. ANDERSON
Name: Peter J. Anderson
Title: Chief Financial Officer
Date: January 12, 2006